Exhibit 10.3

GOLDRICH MINING COMPANY

(an Alaska corporation)

2607 Southeast Blvd., Suite B211
   Spokane, WA 99223

UNIT SUBSCRIPTION AGREEMENT

Instructions

ALL PURCHASERS:

PLEASE COMPLETE AND SIGN TWO COPIES OF THE SUBSCRIPTION AGREEMENT

TENDER PAYMENT EITHER BY A CHECK PAYABLE TO THE ORDER OF “GOLDRICH MINING COMPANY” OR A WIRE TRANSFER TO GOLDRICH, PURSUANT TO THE INSTRUCTIONS SET FORTH ON SCHEDULE I

PLEASE COMPLETE AND SIGN TWO COPIES OF THE  U.S. ACCREDITED INVESTOR CERTIFICATE, ATTACHED HERETO AS EXHIBIT A, IF YOU ARE A U.S. PURCHASER

READ THE FORM OF WARRANT RELATING TO THE WARRANTS OFFERED HEREUNDER, ATTACHED HERETO AS EXHIBIT B

PLEASE COMPLETE AND SIGN THE SELLING SECURITYHOLDER QUESTIONNAIRE ATTACHED HERETO AS EXHIBIT C

DELIVERY:

DELIVER THE SIGNED DOCUMENTS AND PAYMENT (IF NOT SENT BY WIRE TRANSFER) TO:

BY FACSIMILE TO: 509-695-3289

BY ELECTRONIC MAIL TO: tedsharp@goldrichmining.com

WITH ORIGINALS BY MAIL TO:

GOLDRICH MINING COMPANY

2607 Southeast Blvd., Suite B211

Spokane, WA 99223

THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.  ACCORDINGLY, THESE SECURITIES MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

Goldrich Mining Company

SUBSCRIPTION AGREEMENT FOR UNITS

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from Goldrich Mining Company that number of Units (as hereinafter defined) set out below at a price of $0.30 per Unit.  Each Unit consists of one Common Share (as hereinafter defined) and one half of one Class F Warrant (as hereinafter defined).

The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Units” including without limitation the representations, warranties and covenants set forth in the applicable schedules attached thereto. The Subscriber further agrees, without limitation, that the Company may rely upon the Subscriber’s representations, warranties and covenants contained in such documents.

If you are a “U.S. Purchaser”, complete and sign the U.S. Accredited Investor Certificate – Exhibit A.  A “U.S. Purchaser” is (a) any “U.S. person” as defined in Regulation S under the U.S. Securities Act, (b) any person purchasing securities for the account or benefit of any “U.S. Person” or any person in the United States, (c) any person that receives or received an offer of the Units while in the United States, or (d) any person that is in the United States at the time the purchaser’s buy order was made or this Subscription Agreement was executed or delivered.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

PLEASE PRINT CLEARLY all information (other than signatures), as applicable, in the space provided below

Number of Units: x $0.30
(Name of Subscriber)
=
Account Reference (if applicable):
By:	Aggregate Subscription Price: (the “Subscription Price”)
Authorized Signature

(Official Capacity or Title – if the Subscriber is not an

individual)

(Name of individual whose signature appears above if

different than the name of the subscriber printed above.)

(Subscriber’s Address)

(Email Address)

(Telephone Number)

If the Subscriber is signing as agent for a principal

(beneficial purchaser) and is not purchasing as trustee or

agent for accounts fully managed by it, complete the

following:

(Name of Principal)

(Principal’s Address)

PLEASE PRINT CLEARLY:

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Account Registration Information: (Name) (Account Reference, if applicable) S.S.N. or Tax I.D. Number of Subscriber (Address)	Delivery Instructions as set forth below: (Name) (Account Reference, if applicable) (Address) (Contact Name) (Telephone Number)

SUBSCRIBER HEREBY DECLARES AND AFFIRMS THAT IT HAS READ THIS SUBSCRIPTION AGREEMENT, IS FAMILIAR WITH THE CONTENTS THEREOF AND AGREES TO ABIDE BY THE TERMS AND CONDITIONS WHICH FOLLOW AND KNOWS THE STATEMENTS THEREIN TO BE TRUE AND CORRECT.

IN WITNESS WHEREOF, Subscriber executed this Subscription Agreement this         day of                   , 2010.

SUBSCRIBER:

By:

Title:

ACCEPTANCE:

This Subscription Agreement is hereby accepted by the Company this          day of

, 2010.

Goldrich Mining Company

By:

Title:

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TERMS AND CONDITIONS

1.

Unit Subscription: The undersigned (“Subscriber”) irrevocably subscribes for and agrees to purchase from Goldrich Mining Company, an Alaska corporation (“Goldrich” or the “Company”) that number of Units of Goldrich (the “Units”) set out in the “SUBSCRIPTION AND SUBSCRIBER INFORMATION” at a price of $0.30 per Unit (the “Subscription Price”).  Each Unit consists of one share of Common Stock of the Company, $0.10 par value (a “Common Share”), and one half of one (1/2) Class F Warrant (a “Warrant”); each whole warrant is exercisable to acquire one additional Common Share (a “Warrant Share”) at an exercise price of $0.55 per share for a period of two years commencing on the applicable Closing Date (as defined below), provided however, that in the event that the Common Shares trade on the Principal Market (as defined in the form of Warrant attached hereto) in the United States at a weighted volume average price of greater than $0.80 per share for a period of 20 consecutive Trading Days (as defined in the form of Warrant attached hereto) at any time following the issuance of the Warrants, the Company may, in its sole discretion, accelerate the Expiration Date of the Warrants by giving written notice to the holders thereof within 10 Business Days (as defined in the form of Warrant attached hereto) of the occurrence thereof and in such case the Warrants will expire on the 20th Business Day after the date on which such notice is given by the Company.  Collectively the Common Shares, the Warrants and the Warrant Shares are referred to herein as the “Securities”. The warrant certificates will be in substantially the form attached hereto as Exhibit B.  All figures are in United States Dollars unless otherwise specified.  Such Subscription is subject to the following terms and conditions:

a.

Tender of Subscription Price:  Subscriber tenders to the Company the Subscription Price either by a check payable to the order of “Goldrich Mining Company” or a wire transfer to the Company, pursuant to the instructions set forth on Schedule I.  If the Minimum Offering Amount (as defined below) is not reached by March 26, 2010, the Company will return to the Subscriber the Subscription Price without any interest paid thereon.

b.

Closing:  There is a minimum offering amount of $1,000,000 (the “Minimum Offering Amount”) and the Company may elect to close this offering at any time after it has received subscriptions for the Minimum Offering Amount.  Upon receipt by the Company of the Minimum Offering Amount and satisfaction of the Conditions set forth herein, the first closing (the “First Closing”) shall occur prior to 12:00 p.m. on such date and time as determined by the Company in writing to the Subscriber, but no later than March 26, 2010 (the “First Closing Date”).  After the First Closing has been concluded, the Company may set multiple, subsequent closings (“Subsequent Closing”, together with the First Closing referred to herein, as applicable, as the “Closing”) at the discretion of the Company upon written notice to the Subscribers to be involved in the Subsequent Closing of the subsequent closing date (“Subsequent Closing Date”, together with the First Closing Date referred to herein, as applicable, as the “Closing Date”).  All funds will be delivered to the Company.  The Securities subscribed for herein will not be deemed issued to, or owned by, the Subscriber until the Subscription Agreement has been executed by the Subscriber and countersigned by the Company, and all payments required to be made herein have been made.  The Closing is subject to the fulfillment of the following conditions (the “Conditions”) which Conditions the Company and the Subscriber covenant to exercise their reasonable best efforts to have fulfilled on or prior to the Closing Date:

(i)

the Subscriber shall have tendered the Subscription Price to the Company;

(ii)

all relevant documentation and approvals as may be required by applicable securities statutes, regulations, policy statements and interpretation notes, by

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applicable securities regulatory authorities and by applicable rules shall have been obtained and, where applicable, executed by or on behalf of the Subscriber;

(iii)

the Company shall have authorized and approved the execution and delivery of this Subscription Agreement and the issuance, allotment and delivery of the Securities;

(iv)

the Company and the Subscriber  shall have complied with its covenants contained in this Subscription Agreement to be complied with prior to Closing; and

(v)

the representations and warranties of the Company and the Subscriber set forth in this Subscription Agreement shall be true and correct as of the Closing Date.

c.

Issuance of Securities:

Within five (5) business days after the Closing Date, the Company will deliver the certificates representing the Securities subscribed for to the Subscriber at the address set forth in the registration instructions set forth on the signature page (unless Subscriber otherwise instructs the Company in writing).  None of the Securities have been registered under the Securities Act of 1933, as amended (“U.S. Securities Act”), or the securities laws of any state in the United States.

2.

Representations and Warranties: Subscriber hereby represents and warrants to the Company:

a.

SUBSCRIBER UNDERSTANDS THAT THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AGENCY.

b.

Subscriber is not an underwriter and Subscriber is acquiring the Units solely for investment for its own account and not with a view to, or for, resale in connection with any distribution of any of the Units within the meaning of the U.S. Securities Act; and the Units are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; and the undersigned has no contract, undertaking, understanding, agreement, or arrangement, formal or informal, with any person to sell, transfer, or pledge to any person any of the Units for which it hereby subscribes, or any part thereof; and it understands that the legal consequences of the foregoing representations and warranties to mean that it must bear the economic risk of the investment for an indefinite period of time because the Securities have not been registered under the U.S. Securities Act, and, therefore, may be resold only if registered under the U.S. Securities Act or if an exemption from such registration is available.

c.

Subscriber understands the speculative nature and risks of investments associated with the Company.

d.

The Units subscribed for herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of to any person, except in compliance with the U.S. Securities Act and applicable state securities or “blue sky” laws.  The Subscriber acknowledges that the Securities are “restricted securities,” as such term is defined under Rule 144 of the U.S. Securities Act, and may not be offered, sold, transferred, pledged, or hypothecated to any person in the absence of registration under the U.S. Securities Act or an opinion of counsel satisfactory to the Company that registration is not required.  Without limiting the generality or application of any other covenants, representations, warranties or acknowledgements of the Subscriber respecting resale of the Securities, if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

(i)

the sale is to the Company;

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(ii)

the sale is made outside the United States in a transaction satisfying the requirements of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii)

the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “blue sky” laws;

(iv)

the Securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of Securities, and it has prior to such sale furnished to the Company an opinion of counsel to that effect, which opinion and counsel shall be  reasonably satisfactory to the Company; or

(v)

the Securities are registered under the U.S. Securities Act and any applicable state laws and regulations governing the offer and sale of such Securities, and the Subscriber understands that the Company may instruct its registrar and transfer agent not to record any transfer of the Securities without first being notified by the Company that it is satisfied that such transfer is exempt from or not subject to the registration requirements of the U.S. Securities Act and applicable state securities laws.

e.

At the time of subscription, Subscriber reviewed the economic consequences of the purchase of the Units with its attorney and/or other financial advisor, was afforded access to the books and records of the Company, conducted an independent investigation of the business of the Company, and was fully familiar with the financial affairs of the Company.   Subscriber consulted with its counsel with respect to the U.S. Securities Act and applicable federal and state securities laws. The Company has not provided the Subscriber with any representations, statements, or warranties as to the Securities.  Subscriber has received copies of, or has access to, the Company’s filings with the SEC for the past fiscal year, including the Company’s annual and quarterly reports, all of which are filed electronically on EDGAR at www.sec.gov.

f.

Subscriber had the opportunity to ask questions of the Company and receive additional information from the Company to the extent that the Company possessed such information, or could acquire it without unreasonable effort or expense, necessary to evaluate the merits and risks of an investment in the Company.

g.

Subscriber confirms that (i) it is able to bear the economic risk of the investment, (ii) it is able to hold the Securities for an indefinite period of time, (iii) it is able to afford a complete loss of its investment and that it has adequate means of providing for its current needs and possible personal contingencies, and that it has no need for liquidity in this investment, (iv) this investment is suitable for Subscriber based upon his investment holdings and financial situation and needs, and this investment does not exceed ten percent of Subscriber’s net worth, and (v) Subscriber by reason of its business or financial experience could be reasonably assumed to have the capacity to protect its own  interests  in connection with this investment.

h.

The Subscriber has not purchased the Units as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

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i.

Subscriber confirms that this transaction is intended to be exempt from registration under the U.S. Securities Act by virtue of section 4(2) of the U.S. Securities Act, the provisions of Rule 506 of Regulation D promulgated thereunder, or the exclusion from the registration requirements available under Regulations S of the U.S. Securities Act.

j.

Unless the Subscriber has completed and delivered a U.S. Accredited Investor Certificate (Exhibit A), the Subscriber represents and acknowledges that:

(i)

it is not a “U.S. person”, as defined in Regulation S under the U.S. Securities Act and is not purchasing the Securities for the account or benefit of a “U.S. person”;

(ii)

it was not offered any of the Securities in the United States, did not receive any materials relating to the offer of the Securities in the United States, and did not execute this Subscription Agreement or any other materials relating to the purchase of the Units in the United States;

(iii)

is not purchasing the Units as the result of any directed selling efforts (as defined in Rule 902(c) of the U.S. Securities Act;

(iv)

the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the U.S. Securities Act; and

(v)

the Subscriber or any beneficial purchaser for whom it is acting, if applicable, has no intention to distribute either directly or indirectly any of the Securities in the United States, except in compliance with the U.S. Securities Act and any applicable state securities laws.

k.

the Certificates representing the Securities delivered pursuant to this Subscription Agreement shall bear a legend in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED

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HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS.”

If the Certificates representing the Securities have been held for a period of at least six (6) months (or such other period as may be prescribed by the SEC) and if Rule 144 under the U.S. Securities Act is applicable (there being no representations by the Company that Rule 144 is applicable), then the undersigned may make sales of the Securities only under the terms and conditions prescribed by Rule 144 of the U.S. Securities Act or exemptions therefrom.  The Company shall use commercially reasonable efforts to cause its legal counsel to deliver an opinion or such other documentation as may reasonably be required to effect sales of the Securities under Rule 144.

l.

The Subscriber acknowledges that the Warrants may not be exercised by or for the account or benefit of a U.S. Person or a person in the United States unless the Warrants and the Warrant Shares issuable upon exercise of the Warrants are registered under the U.S. Securities Act and the securities laws of all applicable states or an exemption is available from the registration requirements of such laws, and the holder has furnished an opinion of counsel satisfactory to the Company to such effect; provided that in the case of a Subscriber who delivers the U.S. Accredited Investor Certificate attached as Exhibit A hereto in connection with its purchase of Units, the Subscriber will not be required to deliver an opinion of counsel in connection with the due exercise of the Warrants at a time when the representations, warranties and covenants made by the Subscriber therein remain true and correct.

m.

The Subscriber acknowledges and agrees that upon the original issuance of the Warrants, and until such time as it is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, all certificates representing the Warrants and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

“THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES AND THE UNDERLYING SHARES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT.  “UNITED STATES” AND “U.S. PERSON” ARE USED HEREIN AS SUCH TERMS ARE DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT”

n.

if the Subscriber is:

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(i)

a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Units as contemplated herein and to carry out and perform its obligations under the terms of this Subscription Agreement;

(ii)

a partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

(iii)

an individual, the Subscriber is of full age of majority and is legally competent to execute this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder.

o.

The entering into of this Subscription Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber is a party or by which it is or may be bound.

p.

This Subscription Agreement has been duly executed and delivered by the Subscriber and constitutes a legal, valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms.

q.

The funds representing the Prepaid Price which will be advanced by the Subscriber to the Company hereunder will not represent proceeds of crime for the purposes of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”) and the Subscriber acknowledges that the Company may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act.  No portion of the Prepaid Price to be provided by the Subscriber (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Subscriber, and it shall promptly notify the Company if the Subscriber discovers that any of such representations ceases to be true and provide the Company with appropriate information in connection therewith.

r.

The Subscriber acknowledges that no person has made to the Subscriber any written or oral representations:

(i)

that any person will resell or repurchase any of the Securities;

(ii)

that any person will refund the purchase price of any of the Securities; or

(iii)

as to the future price or value of any of the Securities.

s.

The Company will have the right to accept this subscription in whole or in part.

t.

The Subscriber acknowledges that the Company may be required by law or otherwise to disclose to regulatory authorities the identity of the Subscriber and each beneficial purchaser for whom the Subscriber may be acting.

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u.

In connection with the Subscriber’s subscription, the Subscriber has not relied upon the Company for investment, legal or tax advice, and has in all cases sought or elected not to seek the advice of the Subscriber’s own personal investment advisers, legal counsel and tax advisers.

v.

Subscriber acknowledges that (i) a cash commission in the amount of 7% of the Subscription Price and (ii) warrants to purchase shares of common stock of the Company equal to 10% of the Subscription Price, are payable to a placement agent in connection with this transaction.

w.

All information which the Subscriber has provided concerning the Subscriber is correct and complete as of the date set forth below, and if there should be any change in such information prior to the acceptance of this Subscription Agreement by the Company, the Subscriber will immediately provide such information to the Company.

3.

Company Representations, Warranties and Covenants.   The Company represents, warrants  and covenants (and acknowledges that the Subscriber is relying on such representations, warranties and covenants) that, at the Closing Date:

a.

the Company is a valid and subsisting corporation duly incorporated and in good standing under the laws of its jurisdiction of incorporation;

b.

the Company is duly registered and licensed to carry on business in the jurisdictions in which it carries on business or owns property where so required by the laws of that jurisdiction;

c.

the Company will reserve or set aside sufficient shares of common stock in its treasury to issue the Common Shares issuable upon exercise of the Warrants, and all such Securities will upon payment of the recited consideration and issuance be duly and validly issued as fully paid and non-assessable;

d.

the issue and sale of the Units by the Company does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which the Company is a party;

e.

the Company has complied and will comply fully with the requirements of all applicable corporate and securities laws in all matters relating to the offering of the Securities;

f.

except as disclosed in the reports the Company files with the United States Securities and Exchange Commission (“SEC”), there are no legal or governmental actions, suits, proceedings or investigations pending or, to the Company’s knowledge, threatened, to which the Company is or may be a party or of which property owned or leased by the Company is or may be the subject, or related to environmental, title, discrimination or other matters, which actions, suits, proceedings or investigations, individually or in the aggregate, could have a material adverse effect on the Company;

g.

except as disclosed in the reports the Company files with the SEC, there are no judgments against the Company which are unsatisfied, nor is the Company subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body;

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h.

this Subscription Agreement has been or will be by the Closing Date, duly authorized by all necessary corporate action on the part of the Company, and the Company has full corporate power and authority to undertake this offering;

i.

this Subscription Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought, and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law;

j.

subject to the accuracy of the representations and warranties of the Subscriber contained in this Subscription Agreement, the offer, sale and issuance of the Securities as contemplated by this Subscription Agreement are exempt from the registration requirements of the U.S. Securities Act, from the registration or qualifications requirements of the state securities or “blue sky” laws and regulations of any applicable state or other applicable jurisdiction;

k.

the Company’s shares of common stock trade on the Financial Industry Regulatory Authority’s Over the Counter Bulletin Board (the “OTCBB”);

l.

no order ceasing, halting or suspending trading in securities of the Company nor prohibiting the sale of such securities has been issued to and is outstanding against the Company or its directors, officers or promoters, and, to the best of the Company’s knowledge, no investigations or proceedings for such purposes are pending or threatened;

m.

the Company is a "reporting issuer" under section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is not in default of any of the requirements of the 1934 Act;

n.

as of their respective filing dates, each report, schedule, registration statement and proxy filed by the Company with the SEC (each, an “SEC Report” and collectively, the “SEC Reports”) (and if any SEC Report filed prior to the date of this Subscription Agreement was amended or superseded by a filing prior to the date of this Subscription Agreement, then also on the date of filing of such amendment or superseding filing), where required, were prepared in all material respects in accordance with the requirements of the U.S. Securities Act, or the 1934 Act, as the case may be, and the rules and regulations promulgated under such Acts applicable to such SEC Reports;

o.

the Company is not an "investment company" within the meaning of the Investment Company Act of 1940;

p.

neither the Company nor any of its affiliates, nor any person acting on its or their behalf (i) has made or will make any “directed selling efforts” (as such term is defined in Regulation S of the U.S. Securities Act) in the United States, or (ii) has engaged in or will engage in any form of “general solicitation” or “general advertising” (as such terms are defined in Rule 502 (c) under Regulation D of the U.S. Securities Act) in the United States with respect to offers or sales of the Securities;

q.

the warranties and representations in this section are true and correct and will remain so as of the Closing Date.

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4.

Registration Rights

a.

Goldrich shall use reasonable commercial efforts to (i) prepare and file with the SEC within sixty (60) calendar days after the final Closing Date a registration statement (on Form S-3, S-1, or other appropriate registration statement form reasonably acceptable to the Subscriber) under the U.S. Securities Act (the “Registration Statement”), at the sole expense of Goldrich (except as specifically provided in Section c hereof), in respect of the Subscriber, so as to permit a public offering and resale of the Common Shares and Warrant Shares (collectively, the “Registrable Securities”) in the United States under the U.S. Securities Act by the Subscriber as selling stockholder and not as underwriter; and (ii) use commercially reasonable efforts to cause a Registration Statement to be declared effective by the SEC as soon as possible and not later than the earlier of (a) one hundred (100) calendar days from the date of filing the Registration Statement in the event of an SEC review of the Registration Statement, and (b) the fifth trading day following the date on which Goldrich is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comments.  Goldrich will notify the Subscriber of the effectiveness of the Registration Statement (the “Effective Date”) within three (3) Trading Days (days in which the OTCBB is open for quotation) (each, a “Trading Day”).  The initial Registration Statement shall cover the resale of 100% of the Registrable Securities, for an offering to be made on a continuous basis pursuant to Rule 415 (as promulgated by the Commission pursuant to the U.S. Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule); provided, however, that if 100% of the Registrable Securities included hereunder shall equal or exceed 33% of the issued and outstanding common stock of Goldrich (less any shares of common stock held by affiliates of Goldrich and the holders of the Registrable Securities) on the actual filing date of the initial Registration Statement, the initial Registration Statement shall register a number of Registrable Securities which shall equal 33% of the issued and outstanding shares of common stock of Goldrich (less any shares of common stock held by affiliates of Goldrich and the holders of the Registrable Securities) on such actual filing date minus 10,000 shares of common stock. In such event, the number of Registrable Securities to be registered for each holder of the Registrable Securities shall be reduced pro-rata among all Subscribers.

b.

Goldrich will use reasonable commercial efforts to maintain the Registration Statement or post-effective amendment filed under this Section 4 effective under the U.S. Securities Act until the earlier of the date (i) all of the Registrable Securities have been sold pursuant to such Registration Statement, (ii) the Subscriber  receives an opinion of counsel to Goldrich, which opinion and counsel shall be reasonably acceptable to the Subscriber, that the Registrable Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iii) all Registrable Securities, (or all Common Shares and Warrants, in the case of Warrants not then exercised) have been otherwise transferred to persons who may trade the Registrable Securities without restriction under the U.S. Securities Act, and Goldrich has delivered a new certificate or other evidence of ownership for such Registrable Securities not bearing a restrictive legend, (iv) all Registrable Securities may be sold without any time, volume or manner limitations pursuant to Rule 144 or any similar provision then in effect under the U.S. Securities Act in the opinion of counsel to Goldrich, which counsel shall be reasonably acceptable to the Subscriber, (v) Goldrich obtains the written consent of the Subscriber, or (vi) three years from the Effective Date (the “Effectiveness Period”).

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c.

All fees, disbursements and out-of-pocket expenses and costs incurred by Goldrich in connection with the preparation and filing of the Registration Statement and in complying with applicable securities and “blue sky” laws (including, without limitation, all attorneys' fees of Goldrich, registration, qualification, notification and filing fees, printing expenses, escrow fees, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration) shall be borne by Goldrich.  The Subscriber shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel.   Goldrich shall qualify any of the Registrable Securities for sale in such states as the Subscriber reasonably designates.  However, Goldrich shall not be required to qualify in any state which will require an escrow or other restriction relating to Goldrich and/or the sellers, or which will require Goldrich to qualify to do business in such state or require Goldrich to file therein any general consent to service of process.  Goldrich at its expense will supply the Subscriber with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Subscriber.

d.

Prior to the effectiveness of the Registration Statement filed pursuant to Section 4(a), the rights to cause Goldrich to register Registrable Securities granted to the Subscriber by Goldrich under this Section 4 may be assigned in full by a Subscriber in connection with a transfer by such Subscriber of not less than 10,000 Common Shares or not less than 5,000 Warrants, in either case in a single transaction to a single transferee purchasing as principal, provided, however, that (i) such transfer is otherwise effected in accordance with applicable securities laws; (ii) such Subscriber gives prior written notice to Goldrich; and (iii) such transferee agrees to comply with the terms and provisions of this Subscription Agreement, and such transfer is otherwise in compliance with this Subscription Agreement.

e.

If at any time or from time to time after the Effective Date, Goldrich notifies the Subscriber in writing of the existence of a Potential Material Event (as defined in Section (f) below), the Subscriber shall not offer or sell any Registrable Securities or engage in any other transaction involving or relating to Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Subscriber receives written notice from Goldrich that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event.  If a Potential Material Event shall occur prior to the date a Registration Statement is required to be filed, then Goldrich’s obligation to file such Registration Statement shall be delayed without penalty for not more than thirty (30) calendar days.  Goldrich must, if lawful, give the Subscriber notice in writing at least two (2) Trading Days prior to the first day of the blackout period.

f.

“Potential Material Event” means any of the following: (i) the possession by Goldrich of material information not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer, President or the Board of Directors of Goldrich that disclosure of such information in a Registration Statement would be detrimental to the business and affairs of Goldrich; or (ii) any material engagement or activity by Goldrich which would, in the good faith determination of the Chief Executive Officer, President or the Board of Directors of Goldrich, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer, President or the Board of Directors of Goldrich that the applicable Registration Statement would be materially misleading absent the inclusion of such information; provided  that, (i) Goldrich shall not use such right with respect to the Registration Statement for more than

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an aggregate of 90 days in any 12-month period; and (ii) the number of days Goldrich is required to keep the Registration Statement effective shall be extended by the number of days for which the Company shall have used such right.

g.

The Subscriber will cooperate with Goldrich in all respects in connection with this Agreement, including timely supplying all information reasonably requested by Goldrich (which shall include completing the Selling Shareholder Questionnaire attached hereto as Exhibit C, and all information regarding the Subscriber and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering.  Any delay or delays caused by the Subscriber, or by any other purchaser of securities of Goldrich having registration rights similar to those contained herein, by failure to cooperate as required hereunder shall not constitute a breach or default of Goldrich under this Agreement.

h.

Whenever Goldrich is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the U.S. Securities Act, Goldrich shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the  assistance and cooperation as reasonably required of the Subscriber with respect to each Registration Statement:

(i)

furnish to the Subscriber such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the U.S. Securities Act, and such other documents as the Subscriber may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Subscriber;

(ii)

register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Subscriber shall reasonably request (subject to the limitations set forth in Section (b) above), and do any and all other acts and things which may be necessary or advisable to enable the Subscriber to consummate the public sale or other disposition in such jurisdiction of the securities owned by the Subscriber;

(iii)

cause the Registrable Securities to be quoted or listed on each service on which the shares of common stock of Goldrich is then quoted or listed;

(iv)

notify the Subscriber, at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the U.S. Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of  the circumstances then existing, and Goldrich shall prepare and file a curative amendment as promptly as commercially reasonable;

(v)

as promptly as practicable after becoming aware of such event, notify the Subscriber, (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of

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the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, rescission  or removal of such stop order or other suspension; and

(vi)

provide a transfer agent and registrar for all securities registered pursuant to the Registration Statement and a CUSIP number for all such securities.

i.

With respect to any sale of Registrable Securities pursuant to a Registration Statement filed pursuant to this Section 4, the Subscriber hereby covenants with Goldrich (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied and (ii) to notify Goldrich promptly upon disposition of all of the Registrable Securities.

5.

Indemnity and Contribution

a.

Goldrich agrees to indemnify and hold harmless each Subscriber, their respective officers, directors, employees, partners, legal counsel and accountants, and each person controlling such Subscriber within the meaning of Section 15 of the U.S. Securities Act, and each person who controls any underwriter within the meaning of Section 15 of the U.S. Securities Act, from and against any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) to which such Subscriber or such other indemnified person may become subject  (including in settlement of litigation, whether commenced or threatened) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Registration Statement, including all documents filed as a part thereof and information deemed to be a part thereof, on the effective date thereof, or any amendment or supplements thereto, or arise out of any failure by Goldrich to fulfill any undertaking or covenant included in the Registration Statement or to perform its obligations hereunder or under applicable law and Goldrich will, as incurred, reimburse such Subscriber, each of its respective officers, directors, employees, partners, legal counsel and accountants, and each person controlling such Subscriber, and each person who controls any such underwriter, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend, settling, compromising or paying such action, proceeding or claim; provided, however, that Goldrich shall not be liable in any such case to the extent that such loss, claim, damage, expense or liability (or action or proceeding in respect thereof) arises out of, or is based upon, (i) the failure of any Subscriber, or any of their agents, affiliates or persons acting on their behalf, to comply with the covenants and agreements contained in this Agreement with respect to the sale of Registrable Securities, (ii) an untrue statement or omission in such Registration Statement in reliance upon and in conformity with written information furnished to Goldrich by an instrument duly executed by or on behalf of the Subscriber, or any of its agents, affiliates or persons acting on its behalf, and stated to be specifically for use in preparation of the Registration Statement and not corrected in a timely manner by the Subscriber in writing or (iii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to the Subscriber prior to the pertinent sale or sales by such Subscriber and not delivered by the Subscriber to the individual or entity to which it made such sale(s) prior to such sale(s).

b.

The Subscriber agrees to indemnify and hold harmless Goldrich from and against any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) to which Goldrich may become subject (under the U.S. Securities Act or

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otherwise) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) the failure of the Subscriber or any of its agents, affiliates or persons acting on its behalf, to comply with the covenants and agreements contained in this Agreement with respect to the sale of Registrable Securities; or (ii) an untrue statement or alleged untrue statement of a material fact or omission to state a material fact in the Registration Statement in reliance upon and in conformity with written information furnished to Goldrich by an instrument duly executed by or on behalf of such Subscriber and stated to be specifically for use in preparation of the Registration Statement;  provided, however, that the Subscriber shall not be liable in any such case for (i) any untrue statement or alleged untrue statement or omission in any prospectus or Registration Statement which statement has been corrected, in writing, by such Subscriber and delivered to Goldrich before the sale from which such loss occurred; or (ii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to the Subscriber prior to the pertinent sale or sales by the Subscriber and delivered by the Subscriber to the individual or entity to which it made such sale(s) prior to such sale(s), and the Subscriber, severally and not jointly, will, as incurred, reimburse Goldrich for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.  Notwithstanding the foregoing, the Subscriber shall not be liable or required to indemnify Goldrich in the aggregate for any amount in excess of the net amount received by the Subscriber from the sale of the Registrable Securities, to which such loss, claim, damage, expense or liability (or action proceeding in respect thereof) relates.

c.

Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 5, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof.  After notice from the indemnifying person to such indemnified person of the indemnifying person’s election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would, in the opinion of counsel to the indemnified party, make it inappropriate under applicable laws or codes of professional responsibility for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that the indemnifying person shall not be obligated to assume the expenses of more than one counsel to represent all indemnified persons.  In the event of such separate counsel, such counsel shall agree to reasonably cooperate.

d.

If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of Goldrich on the one hand and the Subscriber, or its agents, affiliates or persons acting on its behalf, on the other in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or

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liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Goldrich on the one hand or the Subscriber, or its agents, affiliates or persons acting on its behalf, on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  Goldrich and the Subscriber agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the U.S. Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  In any event, the Subscriber shall not  be liable or required to contribute to Goldrich in the aggregate for any amount in excess of the net amount received by the Subscriber from the sale of its Registrable Securities.

6.

Governing Law:  This Subscription Agreement shall be binding upon the parties hereto, their heirs, executors, successors, and legal representatives.  The laws of the State of Alaska shall govern the rights of the parties as to this Subscription Agreement.

7.

Indemnification: Subscriber acknowledges that it understands the meaning and legal consequences of the representations and warranties contained herein, and it hereby agrees to indemnify and hold harmless Goldrich and any other person or entity relying upon such information thereof from and against any and all loss, damage or liability due to or arising out of a breach of any representation, warranty, or acknowledgement of Subscriber contained in this Subscription Agreement.

8.

Non-assignability:   Except as otherwise expressly provided herein, this Subscription Agreement may not be assigned by Subscriber.

9.

Entire Agreement:  This instrument contains the entire agreement among the parties with respect to the acquisition of the Units and the other transactions contemplated hereby, and there are no representations, covenants or other agreements except as stated or referred to herein.

10.

Amendment: This Subscription Agreement may be amended or modified only by a writing signed by the party or parties to be charged with such amendment or modification.

11.

Binding On Successors: All of the terms, provisions and conditions of this Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, and legal representatives.

12.

Titles: The titles of the sections of this Subscription Agreement are for convenience of reference only and are not to be considered in construing this Subscription Agreement.

13.

Counterparts: This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed an original and all of which taken together shall constitute one and the same document, notwithstanding that all parties are not signatories to the same counterpart.

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14.

Severability:  The unenforceability or invalidity of any provision of this Subscription Agreement shall not affect the enforceability or validity of the balance of this Subscription Agreement.

15.

Disclosure Required Under State Law: The offering and sale of the Securities is intended to be exempt from registration under the securities laws of certain states. Subscribers who reside or purchase the Securities may be required to make additional disclosures by the securities laws of various states and agrees to provide such additional disclosures as requested by the Company upon written request.

16.

Notices: All notes or other communications hereunder (except payment) shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail postage prepaid, or by Express Mail Service or similar courier, addressed as follows:

If to Subscriber:

At the address designated under Subscriber and Subscriber

Information of this Subscription Agreement.

If to the Company:

Goldrich Mining Company

2607 Southeast Blvd., Suite B211

Spokane, WA  99223

Attention:  William Schara

Telephone No.: (509) 768-4468

Telecopier No.: (509) 695-3289

Email: wschara@goldrichmining.com

With Copy to:

Dorsey & Whitney LLP

Republic Plaza Building

Suite 4700, 370 Seventeenth St.

Denver, CO  80202-5647

Fax:  303-629-3450

Attention:  Jason K. Brenkert, Esq.

17.

Time of the Essence:  Time shall be of the essence of this Subscription Agreement in all respects.

18.

Facsimile and Counterpart Subscriptions:  The Company shall be entitled to rely on delivery of a facsimile copy of this Subscription Agreement executed by the subscriber, and acceptance by the Company of such executed Subscription Agreement shall be legally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof. In addition, this Subscription Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document.

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19.

Future Assurances:  Each of the parties hereto will from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may, either before or after the Closing, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Subscription Agreement.

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Exhibit A

U.S. ACCREDITED INVESTOR CERTIFICATE

TO:

GOLDRICH MINING COMPANY

The Subscriber understands and agrees that the Securities have not been and will not be registered under the U.S. Securities Act, or applicable state securities laws, and the Securities are being offered and sold to the Subscriber in reliance upon Rule 506 of Regulation D under the U.S. Securities Act.

Capitalized terms used in this Exhibit A and defined in the Subscription Agreement to which the Exhibit A is attached have the meaning defined in the Subscription Agreement unless otherwise defined herein.

The Subscriber represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Company (and acknowledges that the Company is relying thereon) that:

(a)

it is purchasing the Securities for its own account or for the account of one or more persons for whom it is exercising sole investment discretion, (a “Beneficial Purchaser”), for investment purposes only and not with a view to resale or distribution and, in particular, neither it nor any Beneficial Purchaser for whose account it is purchasing the Securities has any intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons; provided, however, that this paragraph shall not restrict the Subscriber from selling  or otherwise disposing of any of the Securities pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements;

(b)

it, and if applicable, each Beneficial Purchaser for whose account it is purchasing the Securities is a U.S. Accredited Investor that satisfies one or more of the categories of U.S. Accredited Investor indicated below (the Subscriber must initial “SUB” for the Subscriber, and “BP” for each Beneficial Purchaser, if any, on the appropriate line(s)):

  Category 1.

A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

  Category 2.

A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

  Category 3.

A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

  Category 4.

An insurance company as defined in Section 2(13) of the U.S. Securities Act; or

  Category 5.

An investment company registered under the United States Investment Company Act of 1940; or

  Category 6.

A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

  Category 7.

A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

 Category 8.

A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

  Category 9.

An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

  Category 10.

A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

  Category 11.

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or

  Category 12.

Any director or executive officer of the Company; or

  Category 13.

A natural person whose individual net worth, or joint net worth with that person’s spouse, at the date hereof exceeds U.S. $1,000,000; or

  Category 14.

A natural person who had an individual income in excess of U.S. $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

  Category 15.

A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

  Category 16.

Any entity in which all of the equity owners meet the requirements of at least one of the above categories;

The Subscriber acknowledges that the representations, warranties and covenants contained in this Certificate are made by it with the intent that they may be relied upon by the Company in determining its eligibility or the eligibility of others on whose behalf it is contracting thereunder to purchase Securities.  It agrees that by accepting Securities it shall be representing and warranting that the representations and warranties above are true as at the Closing with the same force and effect as if they had been made by it at the Closing and that they shall survive the purchase by it of Securities and shall continue in full force and effect notwithstanding any subsequent disposition by it of such securities.

The Subscriber undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Subscriber or any Beneficial Purchaser set forth herein which takes place prior to the Closing.

Dated this          day of                                     , 2010.

If a Corporation, Partnership or Other Entity: Name of Entity Type of Entity Signature of Person Signing Print or Type Name and Title of Person Signing	If an Individual: Signature Print or Type Name